UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 13, 2006
                Date of Report (date of earliest event reported)


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE              000-23889                        76-0553110
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                         Identification Number)


           6160 Stoneridge Mall Road, Suite 250, Pleasanton, CA 94588
               (Address of principal executive offices) (Zip Code)

                                 (925) 251-0000
              (Registrant's Telephone Number, Including Area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

On April 13, 2006, BrightStar Information Technology Group, Inc. ("BrightStar") filed a Current Report on Form 8-K, under Item 2.01 to report the completion of its acquisition of all of the assets and business of Neulogic Media, LLC ("Neulogic). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, BrightStar stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. BrightStar hereby amends its Form 8-K filed on April 13, 2006 in order to provide the required financial information.

Item 9.01   Financial Statements and Exhibits


(a)   Financial Statements of Business Acquired

      (1) The historical consolidated financial statements of Neulogic Media, LLC, as of December 31, 2005 and 2004, and for each of the two years in the period ended December 31, 2005, are being filed as Exhibit
            99.1 to this Form 8-K/A (and are included herein).

(b)   Pro Forma Financial Information

      (1) The unaudited pro forma combined financial statements of BrightStar Information Technology Group, Inc. for the twelve months ended December 31, 2005, giving effect to the acquisition of Neulogic Media LLC, are being filed as Exhibit 99.2 to this Form 8-K/A and are included herein.

(d)   Exhibits

      99.1 Consolidated financial statements of Neulogic Media, LLC, as of December 31, 2005 and 2004, and for each of the two years in the period ended December 31, 2005.

      99.2 The unaudited pro forma combined financial statements of BrightStar Information Technology Group, Inc. for the twelve months ended December 31, 2005, giving effect to the acquisition of Neulogic.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: April 13, 2006.

                                   BY: /s/ John M. Coogan
                                       ----------------------------------
                                       John M. Coogan
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        --------------------------------------------------------------

   99.1 Consolidated financial statements of Neulogic Media, LLC, as of December 31, 2005 and 2004, and for each of the two years in the period ended December 31, 2005.

   99.2 The unaudited pro forma combined financial statements of BrightStar Information Technology Group, Inc. for the twelve months ended December 31, 2005, giving effect to the acquisition of Neulogic.